UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2014
NORANDA ALUMINUM HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34741	20-8908550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
801 Crescent Centre Drive, Suite 600, Franklin, Tennessee 37067
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 771-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
On May 9, 2014, at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Noranda Aluminum Holding Corporation (the “Company”), the Company’s stockholders approved the Noranda Aluminum Holding Corporation 2014 Long-Term Incentive Plan (the “2014 LTI Plan”). A summary of the 2014 LTI Plan is included on pages 32 - 36 of the Company’s proxy statement for the Annual Meeting and is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the 2014 LTI Plan, which is incorporated into this Current Report on Form 8-K by reference and filed as Exhibit 99.1 hereto.
As a result of stockholder approval of the 2014 LTI Plan, no further grants will be made under the Third Amended and Restated Noranda Aluminum Holding Corporation 2007 Long-Term Incentive Plan and the Noranda Aluminum Holding Corporation 2010 Incentive Award Plan.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on May 9, 2014. The final results of the vote on the election of directors and on the proposals submitted to a stockholder vote, each of which were submitted by the Board of Directors, are set forth below.

1.         The nominees listed below were elected by the stockholders to serve as directors of the Company until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified. The vote with respect to the nominees is set forth opposite their respective names.

Name	For	Authority Withheld	Broker Non-Vote
William H. Brooks	41,244,825	11,621,797	11,060,979
Matthew R. Michelini	41,179,297	11,686,733	11,061,571
Thomas R. Miklich	47,636,527	5,229,597	11,061,477
Ronald S. Rolfe	51,744,029	1,122,001	11,061,571

2.    The stockholders approved the Company’s 2014 Long-Term Incentive Plan. The voting results were as follows:

For	Against	Abstained	Broker Non-Vote
40,529,483	9,694,451	2,648,641	11,055,026

3.    The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the advisory vote were as follows:

For	Against	Abstained	Broker Non-Vote
50,340,207	2,285,299	247,070	11,055,025

4.         The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2014. The voting results were as follows:

For	Against	Abstained	Broker Non-Vote
63,562,928	354,962	9,714	—

Item 9.01.    Financial Statements and Exhibits

Exhibit Number:	Description:
99.1	Noranda Aluminum Holding Corporation 2014 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORANDA ALUMINUM HOLDING CORPORATION

Date:	May 14, 2014

By:	/s/ Gail E. Lehman
Gail E. Lehman
Chief Administrative Officer, Vice President of Human Resources, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number:	Description:
99.1	Noranda Aluminum Holding Corporation 2014 Long-Term Incentive Plan.